                                                                   EXHIBIT 99.1

                               US DATAWORKS, INC.
                               ------------------


                             COMMON STOCK PURCHASE
                             ---------------------
                             AND WARRANTS AGREEMENT
                             ----------------------


THIS COMMON STOCK PURCHASE AND WARRANTS AGREEMENT (this "AGREEMENT"), dated October 2, 2003, is entered into by and between US Dataworks, Inc., a Nevada corporation (the "COMPANY"), and the signatories hereto ( each a "PURCHASER"). The Company and Purchaser may be referred herein as the "PARTIES" or each, a "PARTY".

         WHEREAS, the Company completed a one-for-five reverse split of the Company's issued and outstanding common stock, effective September 29, 2003 (the "REVERSE SPLIT");

         WHEREAS, the Company desires to sell, and Purchaser agrees to purchase common stock of the Company, $0.0001 par value per share ("COMMON STOCK"), subject to the terms and conditions set forth herein.

         WHEREAS, as an inducement to Purchaser to purchase the Common Stock, the Company wishes to grant Purchaser additional warrants (the "WARRANTS") entitling Purchaser to purchase shares of Common Stock ("WARRANTS SHARES") at the exercise price described herein and in the Warrants, substantially in the form attached hereto as EXHIBIT A.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Nevada are authorized or required by law or other governmental action to close.

                  "CLOSING" means the date upon which the Purchaser acquires the Common Stock and Warrants pursuant to Section 2.3.

                  "CLOSING DATE" means the date of the Closing.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, $0.0001 par value per share, and any securities into which such common stock may hereafter be reclassified.

                  "DISCLOSURE SCHEDULES" means the Disclosure Schedules concurrently delivered herewith.

                  "EFFECTIVE DATE" means the date that a registration statement is first declared effective by the Commission.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "MATERIAL ADVERSE EFFECT" shall have the meaning as set forth in Section 3.1(b).

                   "LIEN" shall mean any lien, charge, security interest, encumbrance, right of first refusal or other restriction levied or secured against any tangible or intangible asset of the Company.

                   "PER SHARE PRICE " equals Two Dollars ($2.00), subject to the adjustment for any reverse or forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that may occur after the date of this Agreement. In the event that the average closing price for the Common Stock for the Price Reset Period is less than Two Dollars ($2.00), the Per Share Price shall be adjusted to equal the average closing price for the Common Stock for the thirty
         (30) Trading Days immediately preceding December 1, 2003, discounted by twenty-five percent (25%); PROVIDED, HOWEVER, that under no circumstance will the Per Share Price be less than Sixty Cents ($0.60).

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PRICE RESET PERIOD" shall mean the period beginning five (5) Trading Days immediately preceding December 1, 2003 and continuing until the date that is five (5) Trading Days following December 1, 2003.

                  "REGISTRATION AGREEMENT" shall mean that certain limited registration rights agreement entered into by and between the Company and Purchaser of even date herewith.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                                      -2-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                  "SECURITIES" means the Common Stocks, the Common Stock Shares and the Warrant Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SUBSCRIPTION AMOUNT" means, as to Purchaser, the amounts set forth below such Purchaser's signature block on the signature page of the this Agreement.

                  "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or
         (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

                  "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nevada Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "WARRANTS" shall have the meaning ascribed to such term in
         Section 2.2.

                  "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                  ARTICLE II.
          CONVERTIBLE COMMON STOCKS, NEW WARRANTS AND AMENDMENTS TO THE
                         REGISTRATION RIGHTS AGREEMENT


         2.1 COMMON STOCK PURCHASE. Upon the execution of this Agreement and payment in full and in cash of the Subscription Amount, the Purchaser shall receive ______________ shares of Common Stock, which equals the Subscription Amount divided by the Per Share Price of Two Dollars ($2.00). In the event that the average closing price for the Common Stock for the Price Reset Period is less than Two Dollars ($2.00), the Per Share Price shall be adjusted to equal the average closing price for the Common Stock for the thirty (30) Trading Days immediately preceding December 1, 2003, discounted by twenty-five percent (25%); provided, however, that under no circumstance will the Per Share Price be less than Sixty Cents ($0.60). Should the Per Share Price be adjusted as a result of the condition described in the previous sentence, the Company shall issue to Purchaser, within three (3) Trading Days, the additional shares of Common Stock necessary to give Purchaser that amount equal to the Subscription Amount divided by the (adjusted) Per Share Price less the number of shares previously issued hereunder.

                                      -3-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

         2.2 WARRANTS. The Company shall grant warrants ("WARRANTS"), substantially in the form attached hereto as EXHIBIT A, to Purchaser entitling the holder to exercise such Warrants for the purchase of Warrant Shares. The Company shall grant Purchaser one (1) Warrant for every two (2) shares of Common Stock purchased by Purchaser, as shown as the Subscription Amount set forth herein. The exercise price for the Warrants shall be the Per Share Price. The Warrants shall have a term of three (3) years.

         2.3 CLOSING. At the Closing, Purchaser shall pay the Subscription Amount in full and in cash to the Company and the Company shall deliver to the Purchaser, as soon as practicable, a certificate representing _____________ shares of Common Stock. In addition and in consideration for the purchase of the Common Stock, Purchaser shall be issued Warrants enabling Purchaser to purchase, upon exercise, one (1) Warrant Share for every two (2) shares of Common Stock purchased by Purchaser, as shown as the Subscription Amount set forth herein. Upon satisfaction of the conditions set forth in Section 2.4, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree.

         2.4 CLOSING CONDITIONS.

                  (a) At the Closing (unless otherwise specified below) the Company shall deliver or cause to be delivered on behalf of Purchaser the following:

                           (i) this Agreement duly executed by the Company;

                           (ii) a Warrant, issued in the name of Purchaser,
                  pursuant to which such Purchaser shall have the right to purchase, upon exercise, one (1) Warrant Share for every two
                  (2) shares of Common Stock purchased by Purchaser, as shown as the Subscription Amount set forth herein; and

                           (iii) a Registration Agreement duly executed by the
                  Company.

                  (b) At the Closing, Purchaser shall deliver or cause to be delivered the following:

                           (i) this Agreement duly executed by Purchaser;

                           (ii) payment of the full amount of the Subscription
                  Amount in cash; and

                           (iii) a Registration Agreement duly executed by
                  Purchaser.

                  (c) All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date.

                  (d) As of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

                                      -4-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth under the corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to Purchaser:

                  (a) SUBSIDIARIES. The Company has no direct or indirect subsidiaries. If the Company has no subsidiaries, any references to subsidiaries in the Transaction Documents shall be disregarded.

                  (b) ORGANIZATION AND QUALIFICATION. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents and is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder, including issuing the Common Stock Shares and the Warrant Shares. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth in the Registration Rights Agreement, as limited by public policy.

                                      -5-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not
         (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

                  (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing with the Commission of the Registration Statement, the application(s) to each Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings and (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws.

                  (f) ISSUANCE OF THE SECURITIES. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

                  (g) CAPITALIZATION. The capitalization of the Company is as described in the Company's most recent periodic report filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans and pursuant to the conversion or exercise of Common Stock Equivalents outstanding on the date hereof. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except for employee stock options under the Company's stock option plans, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not

                                      -6-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003
         obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC REPORTS" and, together with the Disclosure Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and
         (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

                                      -7-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                  (j) LITIGATION. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or
         (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

                  (k) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company that could reasonably be expected to result in a Material Adverse Effect.

                  (l) COMPLIANCE. Except as disclosed in the SEC Reports, neither the Company nor any subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

                  (m) REGULATORY PERMITS. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) TITLE TO ASSETS. The Company has good and marketable title in fee simple to all real property owned by them that is material to the business of the Company, taken as a whole, and good and marketable title in all personal property owned by them that is material to the business of the Company, taken as a whole, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the

                                      -8-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003
         payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in material compliance.

                  (o) PATENTS AND TRADEMARKS. To the knowledge of the Company, the Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any subsidiary has received a written notice that the Intellectual Property Rights used by the Company violates or infringes the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.

                  (p) INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company is engaged. Neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

                  (r) INTERNAL ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material

                                      -9-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003
         information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K (or 10-KSB) or 10-Q (or 10-QSB), as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-Q (or 10-QSB) for the quarter ended December 31, 2002 (such date, the "EVALUATION DATE"). The Company presented in its Form 10-Q (or 10-QSB) for the quarter ended December 31, 2002 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

                  (s) PRIVATE PLACEMENT. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

                  (t) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (u) FORM S-3 ELIGIBILITY. Subject to the Company's continued listing on the American Stock Exchange, the Company is eligible to register the resale of its Common Stock by the Purchasers under Form S-3 promulgated under the Securities Act.

                  (v) LISTING AND MAINTENANCE REQUIREMENTS. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (w) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (x) DISCLOSURE. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The

                                      -10-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

         Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (y) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

                  (z) SOLVENCY. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and including the anticipated proceeds of the sale of the Securities; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

         3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Purchaser has the power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. Each Transaction Document to which Purchaser is a party has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) INVESTMENT INTENT. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is

                                      -11-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003
         acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under
         Section 15 of the Exchange Act.

                  (d) EXPERIENCE OF PURCHASER. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e) GENERAL SOLICITATION. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

         The Company acknowledges and agrees that Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the Security Purchase Agreement and this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 TRANSFER RESTRICTIONS.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                                      -12-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                  (b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing the Common Stocks Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement covering the resale of such security is effective under the Securities Act, or
         (ii) following any sale of such Common Stocks Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Common Stocks Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a confirming statement to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration

                                      -13-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003
         statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Common Stocks Shares or Warrant Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) Purchaser agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this
         Section 4.1 is predicated upon the Company's reliance that Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom. Purchaser hereby holds the Company harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that the Company may suffer or incur as a result of or relating to Purchaser's sale of certificates representing Securities, without the restrictive legend, in violation of the registration requirements of the Securities Act (unless under an exemption therefrom).

         4.2 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such holder of Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.3 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

         4.4 LIMITED DEMAND REGISTRATION RIGHTS. Purchaser shall have certain limited registration rights as set forth in that certain Registration Agreement entered into by and between the Company and Purchaser of even date herewith (the

                                      -14-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

"REGISTRATION AGREEMENT"). A copy of the Registration Agreement is attached hereto as EXHIBIT B.

         4.5 DISCLOSURE; PUBLICITY. The Company and Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under subclause (i) or (ii).

         4.6 SHAREHOLDERS RIGHTS PLAN. No claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

         4.7 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.8 REIMBURSEMENT. If any Purchaser becomes involved in any capacity in any legal proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely as a result of such Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchaser and any such Affiliate and any such Person. The Company also agrees that neither the Purchaser nor any such Affiliates, partners, directors, agents, employees or controlling persons shall

                                      -15-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003
have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

         4.9 INDEMNIFICATION OF PURCHASER. The Company will indemnify and hold the Purchaser and their directors, officers, shareholders, partners, employees and agents (each, a "PURCHASER PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to: (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or (b) any cause of action, suit or claim brought or made against such Purchaser Party and arising solely out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents and without causation by any other activity, obligation, condition or liability pertaining to such Purchaser. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         4.10 RESERVATION OF COMMON STOCK. The Company shall use its commercially reasonable efforts to reserve and continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Common Stock Shares pursuant to this Agreement and Original Warrants Shares and Warrants Shares pursuant to the Original Warrants and Warrants, respectively.

                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1 FEES AND EXPENSES. Each party shall pay all fees and expenses of its advisers, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

         5.2 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 5:30 p.m. (Central Standard time) on a Trading Day, (b) the next Trading Day after the date of

                                      -16-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003
transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Central Standard time) on any Trading Day,
(c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

         5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.5 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchaser".

         5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 4.9.

         5.8 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Houston, Texas. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Houston, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each

                                      -17-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003
party hereto (including its Affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.9 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and shall continue to survive for a period of one (1) year following the Closing Date.

         5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.13 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.14 PAYMENT SET ASIDE. To the extent that a Party makes a payment or payments to any other Party pursuant to any Transaction Document or a Party enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored

                                      -18-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003
to the paying Party, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall, to the extent permissible under applicable law, be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.15 INDEPENDENT NATURE OF PURCHASER'S OBLIGATIONS AND RIGHTS. The obligations of Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

US DATAWORKS, INC.                                ADDRESS FOR NOTICE:
                                                  5301 Hollister Road, Suite 250
                                                  Houston, TX 77040
                                                  Attn:  CEO
By: /S/ CHARLES E. RAMEY                          Tel: (713) 934-3855
    ------------------------                      Fax: (713) 934-8127
      Name: Charles E. Ramey
      Title: CEO

With copy to (which shall not constitute notice):




                           [SIGNATURE PAGE CONTINUES]

                                      -19-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            ADDRESS FOR NOTICE:
                                                     -------------------

    /s/ Michael Alessandro
By: Michael Alessandro
    ----------------------------
    Name: Shelia Alessandro
    Title: /s/ Shelia Alessandro
           ---------------------

SUBSCRIPTION AMOUNT:       $ 100,000
                           ----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $  50,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               25,000
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------


By: /s/ Kevin Dede
    ----------------------------
    Name: Kevin Dede
    Title:

SUBSCRIPTION AMOUNT:       $  20,000
                           ----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $  10,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:                5,000
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------


By: /s/ Lauro F. Guerro
    ----------------------------
    Name: Lauro F. Guerro
    Title:

SUBSCRIPTION AMOUNT:       $  75,000
                           ----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $  37,500
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               18,750
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------


By: /s/ Eamonn Keegan
    ----------------------------
    Name: Eamonn Keegan
    Title:

SUBSCRIPTION AMOUNT:       $ 124,000
                           ----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $  62,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               31,000
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------


By: /s/ Peter Marcil
    ----------------------------
    Name: Peter Marcil
    Title: Managing Director

SUBSCRIPTION AMOUNT:       $   6,000
                           ----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $   3,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:                1,500
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------


By: /s/ Daniel J. Shreiber
    ----------------------------
    Name: Daniel J. Shreiber
    Title:

SUBSCRIPTION AMOUNT:       $ 100,000
                           ----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $  50,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               25,000
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------


By: /s/ John V. Winfield
    ----------------------------
    Name: John V. Winfield
    Title:

SUBSCRIPTION AMOUNT:       $1,025,000
                           -----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $ 512,500
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:              256,250
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------

Valor Capital Management LP

By: /s/ John M. Kratky III
    ----------------------------
    Name: John M. Kratky III
    Title: Managing Member of the General Partner, Kratky Management LLC

SUBSCRIPTION AMOUNT:       $  600,000
                           -----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $ 300,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:              150,000
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------

Vertical Ventures Investments, LLC

By: /s/ Joshua Silverman
    ----------------------------
    Name: Joshua Silverman
    Title: Manager

SUBSCRIPTION AMOUNT:       $  500,000
                           -----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $ 250,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:              125,000
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------


By: /s/ Don A. Sanders
    ----------------------------
    Name: Don A. Sanders
    Title: Manager

SUBSCRIPTION AMOUNT:       $ 250,000
                           ----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $ 125,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               62,500
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------

Sanders Opportunity Fund Inst.

By: /s/ Don A. Sanders
    ----------------------------
    Name: Don A. Sanders
    Title:

SUBSCRIPTION AMOUNT:       $  225,870
                           -----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $ 112,935
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               56,468
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------

Sanders Opportunity Fund LP

By: /s/ Don A. Sanders
    ----------------------------
    Name: Don A. Sanders
    Title:

SUBSCRIPTION AMOUNT:       $   74,130
                           -----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $  37,065
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               18,533
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------


By: /s/ Ben Morris
    ----------------------------
    Name: Ben Morris
    Title:

SUBSCRIPTION AMOUNT:       $   50,000
                           -----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $  25,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               12,500
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------

Weir Holdings, LP

By: /s/ Don Weir
    ----------------------------
    Name: Don Weir
    Title:

SUBSCRIPTION AMOUNT:       $  100,000
                           -----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $  50,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               25,000
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------


By: /s/ Kathy Sanders
    ----------------------------
    Name: Kathy Sanders
    Title:

SUBSCRIPTION AMOUNT:       $  150,000
                           -----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $  75,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               37,500
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003

                            PURCHASER SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER                                            Address for Notice:
                                                     -------------------

Lakefront Partners

By: /s/ Don A. Sanders
    ----------------------------
    Name: Don A. Sanders
    Title:

SUBSCRIPTION AMOUNT:       $  150,000
                           -----------
                           [Amount paid to the Company for the purchase of
                            Common Stock]

COMMON STOCK PURCHASED:    $  75,000
                           ----------
                           [Subscription Amount divided by $2.00 per share]

WARRANT SHARES:               37,500
                           ----------
                           [50% of Common Stock Purchased]

With a copy to:


                                      -20-
                                                              US Dataworks, Inc.
                                             Common Stock and Warrants Agreement
                                                                 October 2, 2003